AMENDMENT NO. 11

                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                             EFFECTIVE MARCH 1, 2005

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")


Effective April 6, 2009, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include new investment funds, show fund mergers and to add a new Guaranteed Minimum Death Benefit. To effect these changes, the following provision of this Agreement is hereby amended:

|X| Schedule B-1, CONTRACTS SUBJECT TO THIS REINSURANCE AGREEMENT, Amendment # 9, is hereby replaced with the attached Schedule B-1

|X| Schedule B-2, SUBACCOUNTS SUBJECT TO THIS REINSURANCE AGREEMENT, Amendment # 10, is hereby replaced by the attached Schedule B-2.


Jackson National Life Insurance              ACE Tempest Life Reinsurance Ltd.
Company of New York


By  ___Lisa C. Drake____________________     By  _____Huan Tseng________________

Name _Lisa C. Drake____________________      Name ___Huan Tseng_________________

Title  _SVP & Chief Actuary______________    Title  _SVP & Chief Pricing Officer

Date  _3/20/09__________________________     Date __3/17/09_____________________












                                  SCHEDULE B-1

             ANNUITY CONTRACTS Subject to this Reinsurance Agreement

PERSPECTIVE II

o    VA220NY replaced VA250NY 05/04 effective 10/4/2004.
o    This product has two Contract options:
o    Separate Account Investment Division option; and
o    Fixed Account Option.


A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.

o    JNLNY Separate Account I is used for this Contract.

o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

B ) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7452NY            FutureGuard - effective 5/3/2004
7485NY            FutureGuard - effective 5/2/2005
7485ANY           FutureGuard - effective 1/17/2006
7485ANY Unisex    FutureGuard - effective 1/17/2006
7551ANY           FutureGuard 6 - effective October, 2008
7551ANY Unisex    FutureGuard 6 - effective October, 2008


C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7349NY 04/03      Additional Free Withdrawal 20% of Premium
7343NY 04/03      Shortened W/D Charge Period (5 year)
7429NY            Shortened W/D Charge Period (3 year) - not available for
                  contracts issued after 4/30/2006
7346NY 05/04      Premium Credit (4%)
7348NY 08/03      Premium Credit (2%)
7348NY 03/05      Premium Credit (2%)
7352NY 08/03      Premium Credit (3%)
7352NY 03/05      Premium Credit (3%)
7470NY            Death Benefit Option (Highest Anniversary Value)
7512NY            Death Benefit Option (Highest Anniversary Value) effective
                  1/16/2007
7595NY            Death Benefit Option (Highest Anniversary Value) effective
                  4/6/2009

 PERSPECTIVE L SERIES

o    VA210NY is an individual flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
o    JNLNY Separate Account I is used for this Contract.
o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7485NY            FutureGuard
7485ANY           FutureGuard - effective 1/17/2006
7485ANY Unisex    FutureGuard - effective 1/17/2006
7551ANY           FutureGuard 6 - effective October, 2008
7551ANY Unisex    FutureGuard 6 - effective October, 2008


C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7346NY 05/04      Premium Credit (4%)
7348NY 08/03      Premium Credit (2%)
7348NY 03/05      Premium Credit (2%)
7352NY 08/03      Premium Credit (3%)
7352NY 03/05      Premium Credit (3%)
7381NY            Reduced Administration Charge
7470NY            Death Benefit Option (Highest Anniversary Value)
7512NY            Death Benefit Option (Highest Anniversary Value) effective
                  1/16/2007
7595NY            Death Benefit Option (Highest Anniversary Value) effective
                  4/6/2009

PERSPECTIVE ADVISORS II

o    VA410NY is an individual flexible premium variable and fixed annuity

A) SEPARATE ACCOUNT INVESTMENT DIVISION OPTION

o This option allows the Owner to allocate Premiums and earnings to one or more Investment Divisions of the Separate Account.
o    Separate Account I is used for this Contract.
o The Separate Account invests in shares of one of the corresponding Funds of the underlying fund of the JNL Series Trust, JNL Variable Fund LLC, and JNLNY Variable Fund I LLC (see Schedule B-2).

B) GUARANTEED MINIMUM INCOME BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7485NY            FutureGuard
7485ANY           FutureGuard - effective 1/17/2006
7485ANY Unisex    FutureGuard - effective 1/17/2006
7551ANY           FutureGuard 6 - effective October, 2008
7551ANY Unisex    FutureGuard 6 - effective October, 2008


C) OPTIONAL BENEFITS
FORM NUMBER       POLICY DESCRIPTION
7460NY            Premium Credit (2%)
7470NY            Death Benefit Option (Highest Anniversary Value)
7512NY            Death Benefit Option (Highest Anniversary Value) effective
                  1/16/2007
7595NY            Death Benefit Option (Highest Anniversary Value) effective
                  4/6/2009

















JNL NY ACE 2005 TREATY SCHEDULE B-1 AMENDMENT #11


                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

---------------------------------------- --------------------------------------------------------------------- ---------------------
FUND NAME                                COMMENT                                                               PRODUCT AVAILABILITY
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
 JNL/AIM International Growth Fund       Named changed from JNL/Putnam  International  Equity Fund on
                                         5/2/05  and  from  JNL/JPM   International  Equity  Fund  on
                                         12/3/2007



---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/AIM Large Cap Growth Fund                                                                                  All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/AIM Global Real Estate Fund          New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective      All
                                         10/6/2008
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/AIM Small Cap Growth Fund                                                                                  All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Capital Guardian Global Balanced     Name changed from JNL/FMR Balanced Fund effective  4/30/2007          All
Fund                                     and from JNL/FI Balanced Fund effective 12/3/2007
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Capital Guardian Global Diversified  Name changed from  JNL/Select  Global Growth Fund  effective          All
Research Fund                            12/3/2007
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Capital Guardian International       New 12/3/2007                                                         All
Small Cap Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Capital Guardian U.S. Growth         Name changed from JNL/Select Large Cap Growth Fund effective          All
Equity Fund                              12/3/2007
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Credit Suisse Global Natural         New 1/16/2007                                                         All
Resources
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Credit Suisse Long/Short             New 1/16/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Eagle Core Equity Fund                                                                                     All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Eagle Small Cap Equity Fund                                                                                All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Franklin Templeton Founding Strategy New 1/16/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
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JNL/Franklin Templeton Global Growth     New 1/16/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
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JNL/Franklin Templeton Income Fund       New 5/1/2006                                                          All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Franklin Templeton Mutual Shares     New 1/16/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Franklin Templeton Small Cap         New 5/2/05                                                            All
Value Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Goldman Sachs Core Plus Bond Fund    Name changed from JNL/Salomon  Brothers  Strategic Bond Fund          All
                                         effective  5/1/2006,  from  JNL/Western  Strategic Bond Fund effective  1/16/2007,  and from JNL/Western  Asset Strategic
                                         Bond Fund effective 4/30/2007.
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Goldman Sachs Emerging Markets       New 10/6/2008                                                         All
Debt Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Goldman Sachs Mid Cap Value Fund     New 5/2/05                                                            All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Goldman Sachs Short Duration         New 5/1/2006                                                          All
Bond Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL Institutional Alt 20 Fund            New 4/6/2009                                                          All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL Institutional Alt 35 Fund            New 4/6/2009                                                          All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL Institutional Alt 50 Fund            New 4/6/2009                                                          All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL Institutional Alt 65 Fund            New 4/6/2009                                                          All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/JPMorgan International Value Fund                                                                          All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/JPMorgan Mid Cap Growth Fund         Name  changed  from JNL/FMR  Capital  Growth Fund  effective          All
                                         5/1/2006,   from  JNL/FMR   Mid-Cap  Equity  Fund  effective
                                         4/30/2007  and from JNL/FI  Mid-Cap  Equity  Fund  effective
                                         12/3/2007.  Also,  the  JNL/Putnam  Midcap  Growth  Fund was
                                         merged into this fund effective 12/3/2007.
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/ JPMorgan U.S. Government &          Name changed from JNL/Salomon  Brothers U.S. Govt. & Quality          All
Quality Bond Fund                        Bond Fund effective 5/1/2006,  from JNL/Western U.S. Govt. &
                                         Quality Bond Fund effective 1/16/2007,  and from JNL/Western
                                         Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Lazard Emerging Markets Fund         New 5/1/2006                                                          All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Lazard Mid Cap Equity Fund           Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008   All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/M&G Global Basics Fund               New 10/6/2008                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/M&G Global Leaders Fund              New 10/6/2008                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            New 4/30/2007                                                         All
10 x 10 Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management 25 Fund    Effective 5/1/2006, the JNY version was merged into the JNL version.  All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management Bond                                                                             All
Index Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management                                                                                  All
Communications Sector Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management                                                                                  All
Consumer Brands Sector Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management Oil &      Name  changed  from  JNL/Mellon  Capital  Management  Energy          All
Gas Sector Fund                          Sector Fund on 5/2/2005
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            New 10/6/2008                                                         All
European 30 Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management                                                                                  All
Financial Sector Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management                                                                                  All
International Index Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            New 4/30/2007                                                         All
Index 5 Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            Effective 4/30/2007, the JNL/Mellon Capital Management Dowsm          All
JNL 5 Fund                               10 Fund , the JNL/Mellon Capital Management S&P(R) 10 Fund ,
                                         and the JNL/Mellon  Capital Management Global 15 Fund merged with this fund.
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management JNL        New 5/1/2006                                                          All
Optimized 5 Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            Name   changed   from    JNL/Mellon    Capital    Management          All
Healthcare Sector Fund                   Pharmaceutical/Healthcare Sector Fund on 5/2/05
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            New 4/30/2007                                                         All
NYSE(R) International 25 Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            New 10/6/2008                                                         All
Pacific Rim 30 Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            New 4/30/2007                                                         All
S&P (R) SMid 60 Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            New 5/1/2006                                                          All
S&P (R) 24 Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management                                                                                  All
S&P 400 Mid Cap Index Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            Effective   4/6/2009,   the  JNL/Mellon  Capital  Management          All
S&P 500 Index Fund                       Enhanced S&P 500 Stock Index Fund was merged into this fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            Effective 5/1/2006, the JNY version was merged into the JNL version.  All
Select Small-Cap Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was
Small Cap Index Fund                     merged into this fund.
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management                                                                                  All
Technology Sector Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management            New 1/17/2006                                                         All
Dow SM Dividend
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Management                                                                                  All
VIP Fund
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Mgmt                  Name  changed  from  JNL/Mellon  Capital  Nasdaq(R)  15 Fund          All
Nasdaq 25(R) Fund                        effective 12/3/2007
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Mellon Capital Mgmt                  Name  changed  from  JNL/Mellon   Capital  Management  Value          All
Value Line 30(R) Fund                    Line(R) 25 Fund effective 12/3/2007
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Oppenheimer Global Growth Fund                                                                             All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/PAM Asia ex-Japan Fund               New 3/31/2008                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/PAM China-India Fund                 New 3/31/2008                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/PIMCO Real Return                    New 1/16/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/PIMCO Total Return Bond Fund                                                                               All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/PPM America Core Equity Fund         Name changed from JNL/Putnam Equity Fund effective 12/3/2007          All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/ PPM America High Yield Bond Fund    Name changed from JNL/Salomon  Brothers High Yield Bond Fund          All
                                         effective  5/1/2006,  from  JNL/Western High Yield Bond Fund effective  1/16/2007,  and from JNL/Western Asset High Yield
                                         Bond Fund effective 4/30/2007.
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/PPM America Mid-Cap Value Fund       New 3/31/2008                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/PPM America Small Cap Value Fund     New 3/31/2008                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/PPM America Value Equity             Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007    All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Red Rocks Listed Private Equity Fund New 10/6/2008                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Disciplined Moderate             New 1/16/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Disciplined Moderate Growth      New 1/16/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Disciplined Growth               New 1/16/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P  Managed Growth Fund                                                                                   All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Managed Aggressive Growth Fund                                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Managed Conservative Fund                                                                              All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Managed Moderate Fund                                                                                  All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Managed Moderate Growth Fund                                                                           All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Retirement Income                New 1/17/2006                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
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JNL/S&P Retirement 2015                  New 1/17/2006                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Retirement 2020                  New 1/17/2006                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Retirement 2025                  New 1/17/2006                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Competitive Advantage Fund       New 12/3/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Dividend Income & Growth Fund    New 12/3/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Intrinsic Value Fund             New 12/3/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/S&P Total Yield Fund                 New 12/3/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
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JNL/S&P 4 Fund                           New 12/3/2007                                                         All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Select Balanced Fund                                                                                       All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Select Money Market Fund                                                                                   All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/Select Value Fund                                                                                          All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/T. Rowe Price Established            JNL/Alliance  Capital  Growth Fund was merged with this fund          All
Growth Fund                              5/2/05.  JNL/Alger  Growth Fund and  JNL/Oppenheimer  Growth
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                                                                          All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL/T. Rowe Price Value Fund                                                                                   All
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
JNL GENERAL ACCOUNT
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
Guaranteed Five Year Fixed                                                                                     All but Perspective A
                                                                                                               Series & Advisors II
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
Guaranteed One Year Fixed                                                                                      All but Advisors II
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
Guaranteed Seven Year Fixed                                                                                    All but Perspective A
                                                                                                               Series & Advisors II
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
Guaranteed Three Year Fixed                                                                                    All but Perspective A
                                                                                                               Series & Advisors II
---------------------------------------- --------------------------------------------------------------------- ---------------------
---------------------------------------- --------------------------------------------------------------------- ---------------------
12 Month DCA                                                                                                   All
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6 Month DCA                                                                                                    All
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


JNL NY ACE 2005 TREATY SCHEDULE B-2 AMENDMENT #11